10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period June 1, 2005 through November 30, 2005.

Fund

Municipal Bond Fund

Security

Golden State Tobacco Securitization Corp.
Advisor

EIMCO

Transaction
 Date

7/29/2005

Cost

$7,163,240

Offering Purchase

0.223%

Broker
Bear, Stearns & Co. Inc
Underwriting
Syndicate
Members
Bear, Stearns & Co. Inc
Citigroup Global Markets, Inc.
Goldman, Sachs & Co.
Siebert Brandford Shank & Co. LLC
Wachovia Securities, Inc.



Fund

Municipal Bond Fund

Security

New Jersey State Transportation Trust Fund Authority
Advisor

EIMCO

Transaction
 Date

10/17/2005

Cost

Offering Purchase

Broker

JP Morgan

Underwriting

Syndicate
Members
JP Morgan

Bear, Sterns & Co, Inc.
Citigroup
Goldman, Sachs & Co.
Wachovia Bank, National Association

Fund

Municipal Bond Fund

Security

Puerto Rico Municipal Finance Agency

Advisor

EIMCO

Transaction
 Date

                                                                      12/20/2005

Cost

                                                                      $6,000,000

Offering Purchase

                                                                          0.816%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Morgan Stanley
Samuel A. Ramirez & Co.
Citigroup
Wachovia Bank, National Association
Banc of America Securities LLC


Fund

    High Grade Municipal Bond Fund

Security

Puerto Rico Infrastructure Financing Authority

Advisor

EIMCO

Transaction

 Date

                                                                        6/3/2005

Cost

                                                                      $2,323,300

Offering Purchase

                                                                           0.15%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
Banc of America Securities LLC
Merrill Lynch & Co.
Citigroup Global Markets, Inc.
Wachovia Securities, Inc.


Fund

    High Grade Municipal Bond Fund

Security

Golden State Tobacco Securitization Corp.
Advisor

EIMCO

Transaction

 Date

                                                                       7/29/2005

Cost

                                                                      $1,023,320

Offering Purchase

                                                                          0.032%

Broker
Bear, Stearns & Co. Inc
Underwriting
Syndicate
Members
Bear, Stearns & Co. Inc
Citigroup Global Markets, Inc.
Goldman, Sachs & Co.
Siebert Brandford Shank & Co. LLC
Wachovia Securities, Inc.


Fund

    High Grade Municipal Bond Fund

Security

New Jersey Economic Development Authority

Advisor

EIMCO

Transaction

 Date

                                                                       9/22/2005

Cost

                                                                      $3,161,220

Offering Purchase

                                                                          0.400%

Broker
RBC Dain Rauscher
Underwriting
Syndicate
Members
RBC Dain Rauscher
Banc Of America Securities LLC
Morgan Stanley
PNC Capital Markets, Inc.
Wachovia Bank, National Association

Fund

Short Intermediate Municipal Bond Fund

Security

New Jersey Economic Development Authority

Advisor

EIMCO

Transaction
 Date

                                                                       9/22/2005

Cost

                                                                      $4,418,400

Offering Purchase

                                                                          0.533%

Broker
RBC Dain Rauscher
Underwriting
Syndicate
Members
Morgan Stanley
PNC Capital Markets, Inc.
Wachovia Bank, National Association

Fund

High Grade Municipal Bond Fund

Security

City of Charlotte Convention Facilities Project

Advisor

EIMCO

Transaction
 Date

                                                                       4/15/2005

Cost

                                                                      $2,872,999

Offering Purchase

                                                                          8.068%

Broker

Banc of America Securities LLC
Underwriting

Syndicate
Members

Banc of America Securities LLC